FEDERATED GROWTH STRATEGIES FUND II
(A Portfolio of Federated Insurance Series)
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Supplement to Prospectus dated April 19, 2001

     In the  prospectus,  under  the  section  entitled  "The  Fund's  Portfolio
Managers are," please delete the biography of Keith J. Sablol and add the biography of Michael R. Tucker.

Michael R. Tucker

     Michael R. Tucker has been the Fund's Portfolio Manager since February 2002. Mr. Tucker joined Federated in June 1993 as a Research Assistant. Mr. Tucker has been a Portfolio Manager and Assistant Vice President of the Fund's adviser since March 2000. He served as an Analyst from December 1995 to May1999 and became a Senior Investment Analyst in June 1999. Mr. Tucker earned his Master of Science in Industrial Administration with an emphasis on finance and strategy from Carnegie Mellon University.

James E. Grefenstette remains as Portfolio Manager of the Fund.







                                                               February 28, 2002

Cusip 313916702
27128 (2/02)